PRESS RELEASE FOR IMMEDIATE RELEASE Contact: Jason H. Weber EVP/Treasurer & Chief Financial Officer 717.339.5090 jweber@acnb.com ACNB CORPORATION REPORTS RECORD 2026 THIRD QUARTER FINANCIAL RESULTS GETTYSBURG, PA, October 22, 2026 --- ACNB Corporation (NASDAQ: ACNB) (“ACNB” or the “Corporation”), financial holding company for ACNB Bank and ACNB Insurance Services, Inc., announced net income of $15.7 million, or $1.55 diluted earnings per share, for the three months ended September 30, 2026 compared to net income of $15.2 million, or $1.49 diluted earnings per share, for the three months ended June 30, 2026 and compared to net income of $14.9 million, or $1.42 diluted earnings per share, for the three months ended September 30, 2025. ACNB completed the acquisition of Traditions Bancorp, Inc. on February 1, 2025 (“Acquisition”). 2026 Third Quarter Highlights • Return on average assets was 1.87% and return on average equity was 14.67% for the three months ended September 30, 2026 • Fully taxable equivalent (“FTE”) net interest margin was 4.56% for both the three months ended September 30, 2026 and the three months ended June 30, 2026, and 4.27% for the three months ended September 30, 2025 • Total noninterest-bearing deposits were $612.6 million at September 30, 2026, an increase of 2.0% from June 30, 2026; equating to an annualized growth rate of 8.17% • Tangible common equity to tangible assets ratio1 of 10.47% at September 30, 2026 and June 30, 2026 compared to 10.14% at September 30, 2025 • ACNB repurchased 11,288 shares of ACNB common stock in open market transactions during the three months ended September 30, 2026 at a weighted average price of $65.01 per share. There are 242,404 shares remaining in the current open market repurchase plan • ACNB paid a regular quarterly cash dividend of $0.42 during the three months ended September 30, 2026 and the three months ended June 30, 2026, an increase of $0.08, or 23.5%, over the $0.34 regular cash dividend paid during the three months ended September 30, 2025 Exhibit 99.1 1 Non-GAAP financial measure. Please refer to the calculation on the page titled “Non-GAAP Reconciliation” at the end of this document.

ACNB Corporation
Press Release/2026 Third Quarter Financial Results
October 22, 2026
Page 2 of 14

"We are pleased to report the strongest quarterly earnings performance in our Company's 169-year history, reflecting the enduring strength of our community banking franchise, disciplined execution, and unwavering focus on serving our customers and communities," said James P. Helt, ACNB Corporation President and Chief Executive Officer.

"During the quarter, we achieved modest loan growth, saw solid core funding growth that allowed us to pay off some brokered deposits, and continued to demonstrate resilient asset quality performance. While we experienced an isolated credit issue during the quarter, our overall credit metrics remain sound and consistent with our long-standing conservative risk management culture. These results highlight the dedication of our employees, the trust of our customers, and the strength of a relationship-based banking model that continues to create value for our shareholders."

Mr. Helt continued, "As we look ahead, we remain well positioned to capitalize on growth opportunities while maintaining the financial strength and discipline that have defined our Company for nearly 170 years."

Net Interest Income and Margin

Net interest income for the three months ended September 30, 2026 totaled $34.8 million, an increase of $773 thousand from the three months ended June 30, 2026 and an increase of $2.6 million from the three months ended September 30, 2025. The increases were driven primarily by loan growth and loan and investment securities funded during the quarter at higher rates than those that paid off or matured. In addition, the yield on investment securities during the quarter compared to the same quarter in the prior year was impacted by a repositioning of the investment securities portfolio completed during the three months ended December 31, 2025. The accretion impact of acquisition accounting adjustments on loans and deposits from the Acquisition was $1.6 million, $1.8 million and $2.1 million for the three months ended September 30, 2026, the three months ended June 30, 2026 and the three months ended September 30, 2025, respectively.

	Three Months Ended						September 2026 vs. June 2026 Variance		September 2026 vs. September 2025 Variance	
	September 30, 2026		June 30, 2026		September 30, 2025					
(Dollars in thousands)	Average Balance	Yield/ Rate	Average Balance	Yield/ Rate	Average Balance	Yield/ Rate	Average Balance	Yield/ Rate	Average Balance	Yield/ Rate
ASSETS										
Total Loans[1]	**$2,417,290**	**6.44 %**	$2,401,287	6.40 %	$2,356,641	6.29 %	$ 16,003	0.04 %	$ 60,649	0.15 %
Total Investments[2]	**544,488**	**3.73**	546,267	3.68	538,474	3.03	(1,779)	0.05	6,014	0.70
Total Earning Assets	**3,043,502**	**5.88**	3,003,725	5.86	2,998,405	5.64	39,777	0.02	45,097	0.24
Total Assets	**3,331,647**		3,289,674		3,278,215		41,973		53,432	
LIABILITIES										
Total Interest-Bearing Deposits	**$1,918,307**	**1.38 %**	$1,951,477	1.36 %	$1,916,928	1.42 %	$ (33,170)	0.02 %	$ 1,379	(0.04)%
Noninterest-bearing demand deposits	**615,423**		583,453		593,800		31,970		21,623	
Total Borrowings	**330,789**	**4.22**	288,304	4.27	325,747	4.24	42,485	(0.05)	5,042	(0.02)
Total Interest-Bearing Liabilities	**2,249,096**	**1.80**	2,239,781	1.73	2,242,675	1.83	9,315	0.07	6,421	(0.03)
Total Liabilities and Stockholders' Equity	**3,331,647**		3,289,674		3,278,215		41,973		53,432	
FTE Net Interest Margin		**4.56%**		4.56 %		4.27%		— %		0.29 %

[1] Average balances include non-accrual loans and are net of unearned income.

[2] Average balances of investment securities is computed at fair value.

ACNB Corporation
Press Release/2026 Third Quarter Financial Results
October 22, 2026
Page 3 of 14

Three months ended September 30, 2026 compared to three months ended June 30, 2026

The FTE net interest margin was consistent with the three months ended June 30, 2026.

- Average loan balances increased $16.0 million, driven primarily by growth in the real estate construction portfolio
- The yields on average loans and average investment securities increased 4 and 5 basis points, respectively, driven primarily by loans and investment securities funded during the quarter at higher rates than those that paid off or matured
- Average noninterest-bearing deposits increased $32.0 million driven primarily by promotional incentives on commercial checking accounts and seasonal influxes of municipal deposits

Three months ended September 30, 2026 compared to three months ended September 30, 2025

The FTE net interest margin increased 29 basis points from the three months ended September 30, 2025 driven primarily by loan growth, loans and investment securities funded during the quarter at higher rates than those that paid off or matured and the continued benefit of lower funding costs. In addition, the repositioning of the investment securities portfolio completed during the three months ended December 31, 2025 contributed to higher yields.

- Average loan balances increased $60.6 million driven primarily by growth in the commercial real estate portfolio
- The yields on average loans and average investment securities increased 15 and 70 basis points, respectively, driven primarily by loans and investment securities funded during the quarter at higher rates than those that paid off or matured and the repositioning of the investment securities portfolio completed during the three months ended December 31, 2025
- Average noninterest-bearing deposits increased $21.6 million driven primarily by promotional incentives on commercial checking accounts

Noninterest Income	**Three Months Ended**			**September 2026 vs. June 2026 Variance**		**September 2026 vs. September 2025 Variance**	
(In thousands)	**September 30, 2026**	**June 30, 2026**	**September 30, 2025**	**$**	**%**	**$**	**%**
Insurance commissions	**$ 2,667**	$ 2,991	$ 2,545	$ (324)	(10.8)%	$ 122	4.8 %
Gain from mortgage loans held for sale	**1,000**	1,463	1,463	(463)	(31.6)	(463)	(31.6)
Service charges on deposits	**1,304**	1,243	1,286	61	4.9	18	1.4
Wealth management	**1,253**	1,191	1,125	62	5.2	128	11.4
ATM debit card charges	**932**	933	904	(1)	(0.1)	28	3.1
Earnings on investment in bank-owned life insurance	**776**	756	651	20	2.6	125	19.2
Gain on life insurance proceeds	**687**	—	—	687	100.0	687	100.0
Other	**448**	245	428	203	82.9	20	4.7
Net (losses) gains on equity securities	**(35)**	(4)	9	(31)	N/M	(44)	N/M
Total Noninterest Income	**$ 9,032**	$ 8,818	$ 8,411	$ 214	2.4 %	$ 621	7.4 %

ACNB Corporation
Press Release/2026 Third Quarter Financial Results
October 22, 2026
Page 4 of 14

Explanations for the more significant fluctuations by period and category are detailed below:

Three months ended September 30, 2026 compared to three months ended June 30, 2026

- The decrease in insurance commissions was driven primarily by contingent commission income received during the three months ended June 30, 2026 related to 2025 performance, partially offset by higher policy renewals during the three months ended September 30, 2026
- The decrease in gain from mortgage loans held for sale was driven primarily by a decrease in mortgage loan originations compared to the prior quarter as a result of seasonality and rate volatility
- The increase in gain on life insurance proceeds was the result of a death benefit received in the current quarter
- The increase in other was driven primarily by an annual check ordering volume incentive during the current quarter

Three months ended September 30, 2026 compared to three months ended September 30, 2025

- The decrease in gain from mortgage loans held for sale was driven primarily by a decrease in loan originations primarily as a result of rate volatility
- The increase in wealth management was driven primarily by assets under management growth due to new business generation and positive market impacts
- The increase in earnings on investment in bank-owned life insurance was driven primarily by the purchase of new policies in the fourth quarter of 2025
- The increase in gain on life insurance proceeds was the result of a death benefit received in the current quarter

Noninterest Expense

	Three Months Ended			September 2026 vs. June 2026 Variance		September 2026 vs. September 2025 Variance	
(In thousands)	**September 30, 2026**	**June 30, 2026**	**September 30, 2025**	**$**	**%**	**$**	**%**
Salaries and employee benefits	**$ 14,055**	$ 13,761	$ 13,191	$ 294	2.1 %	$ 864	6.5 %
Equipment	**2,313**	2,552	2,302	(239)	(9.4)	11	0.5
Net occupancy	**1,208**	1,209	1,217	(1)	(0.1)	(9)	(0.7)
Intangible assets amortization	**1,017**	1,028	1,129	(11)	(1.1)	(112)	(9.9)
Professional services	**801**	736	588	65	8.8	213	36.2
Other tax	**661**	317	561	344	108.5	100	17.8
FDIC and regulatory	**440**	459	457	(19)	(4.1)	(17)	(3.7)
Merger-related	**—**	—	169	—	—	(169)	(100.0)
Other	**2,725**	3,063	2,747	(338)	(11.0)	(22)	(0.8)
Total Noninterest Expense	**$ 23,220**	$ 23,125	$ 22,361	$ 95	0.4 %	$ 859	3.8 %

Explanations for the more significant fluctuations by period and category are detailed below:

Three months ended September 30, 2026 compared to three months ended June 30, 2026

- The increase in salaries and employee benefits was driven primarily by higher employee insurance expense, higher incentive compensation and higher insurance producer commissions

ACNB Corporation
Press Release/2026 Third Quarter Financial Results
October 22, 2026
Page 5 of 14

- The decrease in equipment was driven primarily by timing of purchases of computer hardware and software
- The increase in other tax was driven primarily by earned income tax credits received in the prior quarter as a result of community investment contributions
- The decrease in other was driven primarily by the community investment contributions incurred in the prior quarter

Three months ended September 30, 2026 compared to three months ended September 30, 2025

- The increase in salaries and employee benefits was driven primarily by higher incentive compensation expenses, merit increases and higher employee insurance expense
- The increase in professional services was driven primarily by higher legal and advisory services related to corporate initiative expenses, including software modernization and employee stock purchase plan fees
- The increase in other tax was driven primarily by asset and capital growth
- The decrease in merger-related was driven by the lack of Acquisition related expenses in the current period

Loans and Asset Quality

				Variance	
(In thousands)	**September 30, 2026**	**June 30, 2026**	**September 30, 2025**	**September 2026 vs. June 2026**	**September 2026 vs. September 2025**
Commercial real estate	**$ 1,324,489**	$ 1,333,050	$ 1,263,896	$ (8,561)	$ 60,593
Residential mortgage	**605,815**	602,738	593,283	3,077	12,532
Commercial and industrial	**217,195**	217,151	218,364	44	(1,169)
Home equity lines of credit	**122,840**	122,164	125,839	676	(2,999)
Real estate construction	**128,349**	115,091	126,451	13,258	1,898
Consumer	**10,252**	10,105	10,144	147	108
Gross loans	**2,408,940**	2,400,299	2,337,977	8,641	70,963
Unearned income	**(2,429)**	(2,195)	(1,372)	(234)	(1,057)
Total loans, net of unearned income	**$ 2,406,511**	$ 2,398,104	$ 2,336,605	$ 8,407	$ 69,906
Allowance for credit losses	**$ 24,976**	$ 24,006	$ 23,660	$ 970	$ 1,316

September 30, 2026 compared to June 30, 2026

- The $8.4 million increase in total loans from June 30, 2026 was driven primarily by:
  - Real estate construction portfolio growth of $13.3 million across both commercial and residential portfolios
  - Residential mortgage portfolio growth of $3.1 million, partially offset by;
  - Commercial real estate portfolio decline of $8.6 million, driven primarily by a decline in non-owner occupied balances ($13.4 million) and farmland ($1.5 million) partially offset by growth in owner-occupied balances ($3.6 million) and multifamily ($1.8 million)

ACNB Corporation
Press Release/2026 Third Quarter Financial Results
October 22, 2026
Page 6 of 14

- The allowance for credit losses was $25.0 million, an increase of $970 thousand. The increase was driven primarily by a specific allowance allocation on a relationship in the commercial and industrial portfolio and, to a lesser extent, loan growth; the bank does not believe the increase is indicative of a general weakness in the overall loan portfolio but rather the increase is driven primarily by an isolated credit issue specific to an individual borrower
- Total non-performing loans to total loans, net of unearned income were 0.45% compared to 0.41% driven primarily by the migration of four loans to three unrelated borrowers totaling $1.4 million to nonaccrual partially offset by paydowns of $657 thousand

September 30, 2026 compared to September 30, 2025

- The increase in total loans of $69.9 million was driven primarily by commercial real estate growth of $60.6 million concentrated in farmland ($45.2 million), multi-family ($22.3 million), owner-occupied balances ($23.3 million) and 1-4 family ($9.2 million), partially offset by a decline in non-owner occupied balances ($34.0 million)
- The allowance for credit losses increased by $1.3 million. The increase was driven primarily by a specific reserve allocated to a relationship in the commercial and industrial portfolio and, to a lesser extent, loan growth
- Total non-performing loans to total loans, net of unearned income was 0.45% compared to 0.43%

Deposits

(In thousands)	September 30, 2026	June 30, 2026	September 30, 2025	Variance: September 2026 vs. June 2026	Variance: September 2026 vs. September 2025
Noninterest-bearing demand deposits	**$ 612,620**	$ 600,711	$ 581,697	$ 11,909	$ 30,923
Interest-bearing demand deposits	**630,912**	636,551	614,130	(5,639)	16,782
Money market	**480,430**	481,015	493,430	(585)	(13,000)
Savings	**329,269**	336,504	330,200	(7,235)	(931)
Total demand and savings	**2,053,231**	2,054,781	2,019,457	(1,550)	33,774
Time	**455,732**	480,895	446,439	(25,163)	9,293
Total deposits	**$ 2,508,963**	$ 2,535,676	$ 2,465,896	$ (26,713)	$ 43,067

September 30, 2026 compared to June 30, 2026

- The increase in noninterest-bearing demand deposits was driven primarily by promotional incentives on commercial checking accounts and a seasonal influx of municipal deposits
- The decrease in time deposits was driven primarily by the pay down of $30.0 million of brokered deposits and partially offset by growth in retail time deposits

September 30, 2026 compared to September 30, 2025

- The increase in noninterest-bearing demand deposits was driven primarily by promotional incentives on commercial checking accounts
- The increase in interest-bearing demand deposits was driven primarily by growth in commercial and retail balances and accounts due to new customer relationships acquired

• The decrease in money market balances was driven primarily by attrition of higher cost money market deposits from the Acquisition Borrowings Total borrowings were $331.4 million at September 30, 2026, an increase of $8.3 million and a decrease of $4.4 million compared to June 30, 2026 and September 30, 2025, respectively. The increase compared to June 30, 2026 was due to seasonal increases in repurchase agreement balances and greater balances on accounts collateralizing derivative contracts given the recent rise in market rates. The decrease compared to September 30, 2025 was a result of lower securities sold under repurchase agreements partially offset by higher balances on accounts collateralizing derivative contracts. Stockholders’ Equity Total stockholders’ equity was $420.5 million at September 30, 2026 compared to $423.3 million at June 30, 2026 and $408.6 million at September 30, 2025. The decrease at September 30, 2026 compared to June 30, 2026 was driven primarily by a $15.4 million unrealized loss on investment securities, dividends paid of $4.3 million, partially offset by net income of $15.7 million. The increase at September 30, 2026 compared to September 30, 2025 was driven primarily by growth in retained earnings partially offset by changes in unrealized losses in available for sale investment securities. Tangible book value1 per share was $33.26, $33.42 and $30.87 at September 30, 2026, June 30, 2026 and September 30, 2025, respectively. About ACNB Corporation ACNB Corporation, headquartered in Gettysburg, PA, is the independent $3.30 billion financial holding company for the wholly-owned subsidiaries of ACNB Bank, Gettysburg, PA, including its operating divisions Traditions Bank and Traditions Mortgage, and ACNB Insurance Services, Inc., Westminster, MD. Originally founded in 1857, ACNB Bank serves its marketplace with banking and wealth management services, including trust and retail brokerage, via a network of 33 community banking offices and two loan offices located in the Pennsylvania counties of Adams, Berks, Cumberland, Franklin, Lancaster and York, and the Maryland counties of Baltimore, Carroll and Frederick. ACNB Insurance Services, Inc. is a full-service insurance agency with licenses in 46 states. The agency offers a broad range of property, casualty, health, life and disability insurance serving personal and commercial clients through office locations in Westminster, MD and Gettysburg, PA. For more information regarding ACNB Corporation and its subsidiaries, please visit investor.acnb.com. # # # SAFE HARBOR AND FORWARD-LOOKING STATEMENTS - Should there be a material subsequent event prior to the filing of the Quarterly Report on Form 10-Q with the Securities and Exchange Commission, the financial information reported in this press release is subject to change to reflect the subsequent event. In addition to historical information, this press release may contain forward-looking statements. Examples of forward-looking statements include, but are not limited to, (a) projections or statements regarding future earnings, expenses, net interest income, other income, earnings or loss per share, asset mix and quality, growth prospects, capital structure, and other financial terms, (b) statements of plans and objectives of Management or the Board of Directors, and (c) statements of assumptions, such as economic conditions in the Corporation’s market areas. Such forward-looking statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy. Forward-looking statements are subject to certain risks and uncertainties such as national, regional and local economic conditions, competitive factors, and regulatory limitations. Actual results may differ materially from those projected in the forward-looking statements. Such risks, uncertainties, and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: short-term and long-term effects of inflation and rising costs on the Corporation, customers and economy; banking instability caused by bank failures and financial uncertainty of various banks which may adversely impact the Corporation and its securities and loan values, deposit stability, capital adequacy, financial condition, operations, liquidity, and results of operations; effects of governmental and fiscal policies, as well as legislative and regulatory changes; effects of new laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) and their application with which the Corporation and its subsidiaries must comply; impacts of the capital and liquidity requirements of the Basel III standards; effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as ACNB Corporation Press Release/2026 Third Quarter Financial Results October 22, 2026 Page 7 of 14 1 Non-GAAP financial measure. Please refer to the calculation on the page titled “Non-GAAP Reconciliation” at the end of this document.

well as the Financial Accounting Standards Board and other accounting standard setters; ineffectiveness of the business strategy due to changes in current or future market conditions; future actions or inactions of the United States government, including the effects of short-term and long-term federal budget and tax negotiations and a failure to increase the government debt limit or a prolonged shutdown of the federal government; effects of economic conditions particularly with regard to the negative impact of any pandemic, epidemic or health-related crisis and the responses thereto on the operations of the Corporation and current customers, specifically the effect of the economy on loan customers’ ability to repay loans; effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; inflation, securities market and monetary fluctuations; risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest rate protection agreements, as well as interest rate risks; difficulties in acquisitions and integrating and operating acquired business operations, including information technology difficulties; challenges in establishing and maintaining operations in new markets; effects of technology changes; effects of general economic conditions and more specifically in the Corporation’s market areas; failure of assumptions underlying the establishment of reserves for credit losses and estimations of values of collateral and various financial assets and liabilities; acts of war or terrorism or geopolitical instability; disruption of credit and equity markets; ability to manage current levels of impaired assets; loss of certain key officers; ability to maintain the value and image of the Corporation’s brand and protect the Corporation’s intellectual property rights; continued relationships with major customers; and, potential impacts to the Corporation from continually evolving cybersecurity and other technological risks and attacks, including additional costs, reputational damage, regulatory penalties, and financial losses. Management considers subsequent events occurring after the balance sheet date for matters which may require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of the Corporation's consolidated financial statements when filed with the SEC. Accordingly, the financial information in this announcement is subject to change. We caution readers not to place undue reliance on these forward-looking statements. They only reflect Management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Please also carefully review any Current Reports on Form 8-K filed by the Corporation with the SEC. ACNB #2026-13 October 22, 2026 ACNB Corporation Press Release/2026 Third Quarter Financial Results October 22, 2026 Page 8 of 14

ACNB Corporation
Press Release/2026 Third Quarter Financial Results
October 22, 2026
Page 9 of 14

ACNB Corporation Financial Highlights
Selected Financial Data by Respective Quarter End
(Unaudited)

(Dollars in thousands, except per share data)	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
BALANCE SHEET DATA					
Total assets	**$ 3,300,976**	$ 3,318,863	$ 3,269,864	$ 3,228,126	$ 3,250,838
Investment securities	**514,165**	529,774	535,760	531,131	526,570
Total loans, net of unearned income	**2,406,511**	2,398,104	2,349,245	2,330,514	2,336,605
Allowance for credit losses	**(24,976)**	(24,006)	(23,615)	(23,672)	(23,660)
Deposits	**2,508,963**	2,535,676	2,525,772	2,450,185	2,465,896
Allowance for unfunded commitments	**1,541**	1,711	1,818	1,831	1,384
Borrowings	**331,434**	323,143	279,215	320,116	335,833
Stockholders' equity	**420,476**	423,279	425,476	419,974	408,642
INCOME STATEMENT DATA					
Interest and dividend income	**$ 44,951**	$ 43,685	$ 42,232	$ 42,856	$ 42,490
Interest expense	**10,176**	9,683	9,717	10,005	10,353
Net interest income	**34,775**	34,002	32,515	32,851	32,137
Provision for (reversal of) credit losses	**1,073**	554	(76)	106	(584)
(Reversal of) provision for unfunded commitments	**(170)**	(107)	(13)	447	(145)
Net interest income after provision for (reversal of) credit losses and unfunded commitments	**33,872**	33,555	32,604	32,298	32,866
Noninterest income	**9,032**	8,818	8,274	4,332	8,411
Noninterest expenses	**23,220**	23,125	23,615	23,453	22,361
Income before income taxes	**19,684**	19,248	17,263	13,177	18,916
Income tax expense	**3,957**	4,034	3,560	2,372	4,046
Net income	**$ 15,727**	$ 15,214	$ 13,703	$ 10,805	$ 14,870
PROFITABILITY RATIOS					
Total loans, net of unearned income to deposits	**95.92 %**	94.57 %	93.01 %	95.12 %	94.76 %
Return on average assets (annualized)	**1.87**	1.85	1.71	1.30	1.80
Return on average equity (annualized)	**14.67**	14.54	12.97	10.31	14.66
Efficiency ratio[1]	**51.45**	51.60	55.84	53.39	51.96
FTE Net interest margin	**4.56**	4.56	4.46	4.36	4.27
Yield on average earning assets	**5.88**	5.86	5.78	5.69	5.64
Yield on investment securities	**3.73**	3.68	3.66	3.17	3.03
Yield on total loans	**6.44**	6.40	6.35	6.33	6.29
Cost of funds	**1.41**	1.38	1.41	1.40	1.45
PER SHARE DATA					
Diluted earnings per share	**$ 1.55**	$ 1.49	$ 1.32	$ 1.04	$ 1.42
Cash dividends paid per share	**0.42**	0.92	0.38	0.38	0.34
Tangible book value per share[1]	**33.26**	33.42	32.99	32.22	30.87
CAPITAL RATIOS[2]					
Tier 1 leverage ratio	**11.77 %**	11.55 %	11.74 %	11.40 %	11.22 %
Common equity tier 1 ratio	**15.01**	14.49	14.92	14.74	14.45
Tier 1 risk based capital ratio	**15.23**	14.71	15.14	14.96	14.67
Total risk based capital ratio	**16.81**	16.25	16.73	16.54	16.22
CREDIT QUALITY					
Net charge-offs (recoveries) to average loans outstanding (annualized)	**0.02 %**	0.03 %	(0.00) %	0.02 %	0.02 %
Total non-performing loans to total loans, net of unearned income[3]	**0.45**	0.41	0.41	0.46	0.43
Total non-performing assets to total assets[4]	**0.34**	0.31	0.29	0.33	0.31
Allowance for credit losses to total loans, net of unearned income	**1.04**	1.00	1.01	1.02	1.01

[1] Non-GAAP financial measure. Please refer to the calculation on the page titled "Non-GAAP Reconciliation" at the end of this document.

[2] Regulatory capital ratios as of September 30, 2026 are preliminary.

[3] Non-performing loans consists of loans on nonaccrual status and loans greater than 90 days past due and still accruing interest.

[4] Non-performing assets consists of non-performing loans and foreclosed assets held for resale.

ACNB Corporation
Press Release/2026 Third Quarter Financial Results
October 22, 2026
Page 10 of 14

Consolidated Statements of Condition
(Unaudited)

(Dollars in thousands, except per share data)	September 30, 2026	June 30, 2026	September 30, 2025
ASSETS			
Cash and due from banks	**$ 27,239**	$ 27,995	$ 30,500
Interest-bearing deposits with banks	**61,119**	53,840	71,639
Total Cash and Cash Equivalents	**88,358**	81,835	102,139
Equity securities with readily determinable fair values	**903**	938	945
Investment securities available for sale, at estimated fair value	**450,784**	466,216	462,217
Investment securities held to maturity, at amortized cost (fair value $51,603, $56,576 and $56,932)	**62,478**	62,620	63,408
Loans held for sale	**8,166**	33,528	16,850
Total loans, net of unearned income	**2,406,511**	2,398,104	2,336,605
Less: Allowance for credit losses	**(24,976)**	(24,006)	(23,660)
Loans, net	**2,381,535**	2,374,098	2,312,945
Premises and equipment, net	**27,923**	27,982	31,107
Right of use asset	**3,658**	3,920	4,403
Restricted investment in bank stocks	**14,243**	14,290	14,462
Investment in bank-owned life insurance	**104,499**	106,423	96,755
Investments in low-income housing partnerships	**657**	689	783
Goodwill	**64,449**	64,449	64,449
Intangible assets, net	**19,335**	20,351	23,565
Assets held for sale	**2,346**	2,346	275
Other assets	**71,642**	59,178	56,535
Total Assets	**$ 3,300,976**	$ 3,318,863	$ 3,250,838
LIABILITIES AND STOCKHOLDERS' EQUITY			
Deposits:			
Noninterest-bearing	**$ 612,620**	$ 600,711	$ 581,697
Interest-bearing	**1,896,343**	1,934,965	1,884,199
Total Deposits	**2,508,963**	2,535,676	2,465,896
Short-term borrowings	**116,509**	108,259	80,468
Long-term borrowings	**214,925**	214,884	255,365
Lease liability	**3,944**	4,218	4,696
Allowance for unfunded commitments	**1,541**	1,711	1,384
Other liabilities	**34,618**	30,836	34,387
Total Liabilities	**2,880,500**	2,895,584	2,842,196
Stockholders' Equity:			
Preferred Stock, $2.50 par value, 20,000,000 shares authorized; no shares outstanding at September 30, 2026, June 30, 2026 and September 30, 2025	**—**	—	—
Common stock, $2.50 par value, 40,000,000, 40,000,000, and 20,000,000 shares authorized; 11,084,900, 11,079,210, and 11,023,573 shares issued; 10,164,332, 10,169,930, and 10,423,015 shares outstanding at September 30, 2026, June 30, 2026 and September 30, 2025, respectively	**27,706**	27,692	27,555
Treasury stock, at cost, 920,568, 909,280, and 600,558 at September 30, 2026, June 30, 2026, and September 30, 2025, respectively	**(35,856)**	(35,114)	(19,875)
Additional paid-in capital	**181,866**	181,107	179,130
Retained earnings	**284,437**	272,965	250,410
Accumulated other comprehensive loss	**(37,677)**	(23,371)	(28,578)
Total Stockholders' Equity	**420,476**	423,279	408,642
Total Liabilities and Stockholders' Equity	**$ 3,300,976**	$ 3,318,863	$ 3,250,838

ACNB Corporation
Press Release/2026 Third Quarter Financial Results
October 22, 2026
Page 11 of 14

Consolidated Income Statements
(Unaudited)

(Dollars in thousands, except per share data)	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
INTEREST AND DIVIDEND INCOME				
Loans, including fees:				
Taxable	**$ 38,776**	$ 36,961	**$ 112,961**	$ 105,192
Tax-exempt	**357**	324	**1,044**	933
Investment securities:				
Taxable	**4,373**	3,430	**12,957**	9,615
Tax-exempt	**323**	281	**957**	852
Dividends	**338**	332	**938**	979
Other	**784**	1,162	**2,011**	2,785
Total Interest and Dividend Income	**44,951**	42,490	**130,868**	120,356
INTEREST EXPENSE				
Deposits	**6,659**	6,872	**19,660**	20,152
Short-term borrowings	**969**	513	**2,084**	1,148
Long-term borrowings	**2,548**	2,968	**7,832**	8,817
Total Interest Expense	**10,176**	10,353	**29,576**	30,117
Net Interest Income	**34,775**	32,137	**101,292**	90,239
Provision for (reversal of) credit losses	**1,073**	(584)	**1,551**	5,156
Reversal of provision for unfunded commitments	**(170)**	(145)	**(290)**	(979)
Net Interest Income after Provision for (Reversal of) Credit Losses and Unfunded Commitments	**33,872**	32,866	**100,031**	86,062
NONINTEREST INCOME				
Insurance commissions	**2,667**	2,545	**7,786**	7,600
Gain from mortgage loans held for sale	**1,000**	1,463	**3,689**	3,893
Service charges on deposits	**1,304**	1,286	**3,782**	3,559
Wealth management	**1,253**	1,125	**3,604**	3,275
ATM debit card charges	**932**	904	**2,771**	2,640
Earnings on investment in bank-owned life insurance	**776**	651	**2,269**	1,858
Gain on assets held for sale	**—**	—	**177**	—
Gain on life insurance proceeds	**687**	—	**861**	285
Other	**448**	428	**1,182**	1,119
Net gains on sales or calls of investment securities	**—**	—	**49**	22
Net (losses) gains on equity securities	**(35)**	9	**(46)**	26
Total Noninterest Income	**9,032**	8,411	**26,124**	24,277
NONINTEREST EXPENSES				
Salaries and employee benefits	**14,055**	13,191	**41,843**	39,745
Equipment	**2,313**	2,302	**7,465**	7,121
Net occupancy	**1,208**	1,217	**3,950**	3,936
Intangible assets amortization	**1,017**	1,129	**3,101**	3,127
Professional services	**801**	588	**2,215**	1,908
Other tax	**661**	561	**1,555**	1,308
FDIC and regulatory	**440**	457	**1,341**	1,293
Merger-related	**—**	169	**—**	10,143
Other	**2,725**	2,747	**8,490**	8,481
Total Noninterest Expenses	**23,220**	22,361	**69,960**	77,062
Income Before Income Taxes	**19,684**	18,916	**56,195**	33,277
Income tax expense	**3,957**	4,046	**11,551**	7,031
Net Income	**$ 15,727**	$ 14,870	**$ 44,644**	$ 26,246
PER SHARE DATA				
Basic earnings	**$ 1.55**	$ 1.43	**$ 4.37**	$ 2.57
Diluted earnings	**$ 1.55**	$ 1.42	**$ 4.36**	$ 2.56
Weighted average shares basic	**10,126,509**	10,419,581	**10,214,487**	10,228,029
Weighted average shares diluted	**10,167,874**	10,455,461	**10,248,050**	10,257,800

ACNB Corporation
Press Release/2026 Third Quarter Financial Results
October 22, 2026
Page 12 of 14

Average Balances, Income and Expenses, Yields and Rates

	Three Months Ended September 30, 2026			Three Months Ended June 30, 2026			Three Months Ended March 31, 2026			Three Months Ended December 31, 2025			Three Months Ended September 30, 2025		
(Dollars in thousands)	Average Balance	Interest[1]	Yield/ Rate	Average Balance	Interest[1]	Yield/ Rate	Average Balance	Interest[1]	Yield/ Rate	Average Balance	Interest[1]	Yield/ Rate	Average Balance	Interest[1]	Yield/ Rate
ASSETS															
Loans:															
Taxable	**$2,362,793**	**$ 38,776**	**6.51 %**	$2,345,905	$ 37,883	6.48 %	$2,290,463	$ 36,302	6.43 %	$2,305,296	$ 37,293	6.42 %	$2,298,054	$ 36,961	6.38 %
Tax-exempt	**54,497**	**452**	**3.29**	55,382	442	3.20	56,344	428	3.08	58,740	434	2.93	58,587	410	2.78
Total Loans[2]	**2,417,290**	**39,228**	**6.44**	2,401,287	38,325	6.40	2,346,807	36,730	6.35	2,364,036	37,727	6.33	2,356,641	37,371	6.29
Investment Securities:															
Taxable	**488,625**	**4,711**	**3.83**	490,321	4,609	3.77	494,221	4,575	3.75	480,987	3,900	3.22	485,309	3,762	3.08
Tax-exempt	**55,863**	**409**	**2.90**	55,946	405	2.90	56,036	397	2.87	54,518	376	2.74	53,165	356	2.66
Total Investments[3]	**544,488**	**5,120**	**3.73**	546,267	5,014	3.68	550,257	4,972	3.66	535,505	4,276	3.17	538,474	4,118	3.03
Interest-bearing deposits with banks	**81,724**	**784**	**3.81**	56,171	524	3.74	76,769	703	3.71	101,846	1,023	3.99	103,290	1,162	4.46
Total Earning Assets	**3,043,502**	**45,132**	**5.88**	3,003,725	43,863	5.86	2,973,833	42,405	5.78	3,001,387	43,026	5.69	2,998,405	42,651	5.64
Cash and due from banks	**27,793**			25,827			24,482			25,686			26,709		
Premises and equipment	**28,066**			28,757			30,611			31,297			31,514		
Other assets	**256,267**			254,925			249,769			250,508			245,899		
Allowance for credit losses	**(23,981)**			(23,560)			(23,682)			(23,646)			(24,312)		
Total Assets	**$3,331,647**			$3,289,674			$3,255,013			$3,285,232			$3,278,215		
LIABILITIES															
Interest-bearing demand deposits	**$ 641,483**	**$ 652**	**0.40 %**	$ 650,258	$ 595	0.37 %	$ 616,311	$ 460	0.30 %	$ 633,593	$ 545	0.34 %	$ 616,565	$ 570	0.37 %
Money markets	**480,604**	**2,282**	**1.88**	489,449	2,266	1.86	489,957	2,227	1.84	491,932	2,322	1.87	510,655	2,530	1.97
Savings deposits	**331,158**	**27**	**0.03**	335,451	26	0.03	335,398	26	0.03	331,309	27	0.03	335,083	26	0.03
Time deposits	**465,062**	**3,698**	**3.15**	476,319	3,727	3.14	472,621	3,674	3.15	454,083	3,653	3.19	454,625	3,746	3.27
Total Interest-Bearing Deposits	**1,918,307**	**6,659**	**1.38**	1,951,477	6,614	1.36	1,914,287	6,387	1.35	1,910,917	6,547	1.36	1,916,928	6,872	1.42
Short-term borrowings	**115,889**	**969**	**3.32**	73,266	552	3.02	74,562	563	3.06	69,326	491	2.81	70,389	513	2.89
Long-term borrowings	**214,900**	**2,548**	**4.70**	215,038	2,517	4.69	243,880	2,767	4.60	255,369	2,967	4.61	255,358	2,968	4.61
Total Borrowings	**330,789**	**3,517**	**4.22**	288,304	3,069	4.27	318,442	3,330	4.24	324,695	3,458	4.23	325,747	3,481	4.24
Total Interest-Bearing Liabilities	**2,249,096**	**10,176**	**1.80**	2,239,781	9,683	1.73	2,232,729	9,717	1.77	2,235,612	10,005	1.78	2,242,675	10,353	1.83
Noninterest-bearing demand deposits	**615,423**			583,453			554,591			592,956			593,800		
Other liabilities	**41,690**			46,848			39,174			40,963			39,397		
Stockholders' Equity	**425,438**			419,592			428,519			415,701			402,343		
Total Liabilities and Stockholders' Equity	**$3,331,647**			$3,289,674			$3,255,013			$3,285,232			$3,278,215		
Taxable Equivalent Net Interest Income		**34,956**			34,180			32,688			33,021			32,298	
Taxable Equivalent Adjustment		**(181)**			(178)			(173)			(170)			(161)	
Net Interest Income		**$ 34,775**			$ 34,002			$ 32,515			$ 32,851			$ 32,137	
Cost of Funds			**1.41%**			1.38 %			1.41 %			1.40 %			1.45%
FTE Net Interest Margin			**4.56%**			4.56 %			4.46 %			4.36 %			4.27%

[1] Income on interest-earning assets has been computed on a fully taxable equivalent (FTE) basis using the 21% federal income tax statutory rate.
[2] Average balances include non-accrual loans and are net of unearned income.
[3] Average balances of investment securities is computed at fair value.

ACNB Corporation
Press Release/2026 Third Quarter Financial Results
October 22, 2026
Page 13 of 14

Average Balances, Income and Expenses, Yields and Rates

(Dollars in thousands)	Nine Months Ended September 30, 2026 Average Balance	Interest[1]	Yield/ Rate	Nine Months Ended September 30, 2025 Average Balance	Interest[1]	Yield/ Rate
ASSETS						
Loans:						
Taxable	$ 2,333,318	$ 112,961	6.47 %	$ 2,225,652	$ 105,192	6.32 %
Tax-exempt	55,401	1,322	3.19	58,489	1,181	2.70
Total Loans[2]	2,388,719	114,283	6.40	2,284,141	106,373	6.23
Investment Securities:						
Taxable	491,035	13,895	3.78	472,212	10,594	3.00
Tax-exempt	55,948	1,211	2.89	54,023	1,078	2.67
Total Investments[3]	546,983	15,106	3.69	526,235	11,672	2.97
Interest-bearing deposits with banks	71,573	2,011	3.76	84,717	2,785	4.40
Total Earning Assets	3,007,275	131,400	5.84	2,895,093	120,830	5.58
Cash and due from banks	26,046			24,330		
Premises and equipment	29,135			31,151		
Other assets	253,678			242,143		
Allowance for credit losses	(23,742)			(22,971)		
Total Assets	$ 3,292,392			$ 3,169,746		
LIABILITIES						
Interest-bearing demand deposits	$ 636,141	$ 1,707	0.36 %	$ 601,064	$ 1,608	0.36 %
Money markets	486,636	6,775	1.86	498,468	7,220	1.94
Savings deposits	333,987	79	0.03	336,185	80	0.03
Time deposits	471,306	11,099	3.15	446,482	11,244	3.37
Total Interest-Bearing Deposits	1,928,070	19,660	1.36	1,882,199	20,152	1.43
Short-term borrowings	88,057	2,084	3.16	51,324	1,148	2.99
Long-term borrowings	224,500	7,832	4.66	256,080	8,817	4.60
Total Borrowings	312,557	9,916	4.24	307,404	9,965	4.33
Total Interest-Bearing Liabilities	2,240,627	29,576	1.76	2,189,603	30,117	1.84
Noninterest-bearing demand deposits	584,712			556,992		
Other liabilities	42,548			38,543		
Stockholders' Equity	424,505			384,608		
Total Liabilities and Stockholders' Equity	$ 3,292,392			$ 3,169,746		
Taxable Equivalent Net Interest Income		101,824			90,713	
Taxable Equivalent Adjustment		(532)			(474)	
Net Interest Income		$ 101,292			$ 90,239	
Cost of Funds			1.40 %			1.47 %
FTE Net Interest Margin			4.53 %			4.19 %

[1] Income on interest-earning assets has been computed on a fully taxable equivalent basis (FTE) using the 21% federal income tax statutory rate.
[2] Average balances include non-accrual loans and are net of unearned income.
[3] Average balances of investment securities is computed at fair value.

ACNB Corporation
Press Release/2026 Third Quarter Financial Results
October 22, 2026
Page 14 of 14

Non-GAAP Reconciliation

Note: *The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. These non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other corporations. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three Months Ended				
(Dollars in thousands, except per share data)	**September 30, 2026**	**June 30, 2026**	**March 31, 2026**	**December 31, 2025**	**September 30, 2025**
Tangible book value per share					
Stockholders' equity	**$ 420,476**	$ 423,279	$ 425,476	$ 419,974	$ 408,642
Less: Goodwill and intangible assets	**(83,784)**	(84,800)	(85,828)	(86,884)	(88,014)
Tangible common stockholders' equity (numerator)	**$ 336,692**	$ 338,479	$ 339,648	$ 333,090	$ 320,628
Shares outstanding, less unvested shares, end of period (denominator)	**10,122,967**	10,128,565	10,296,825	10,337,757	10,387,135
Tangible book value per share	**$ 33.26**	$ 33.42	$ 32.99	$ 32.22	$ 30.87
Tangible common equity to tangible assets (TCE/TA Ratio)					
Tangible common stockholders' equity (numerator)	**$ 336,692**	$ 338,479	$ 339,648	$ 333,090	$ 320,628
Total assets	**$ 3,300,976**	$ 3,318,863	$ 3,269,864	$ 3,228,126	$ 3,250,838
Less: Goodwill and intangible assets	**(83,784)**	(84,800)	(85,828)	(86,884)	(88,014)
Total tangible assets (denominator)	**$ 3,217,192**	$ 3,234,063	$ 3,184,036	$ 3,141,242	$ 3,162,824
Tangible common equity to tangible assets	**10.47 %**	10.47 %	10.67 %	10.60 %	10.14 %
Efficiency Ratio					
Noninterest expense	**$ 23,220**	$ 23,125	$ 23,615	$ 23,453	$ 22,361
Less: Intangible amortization	**1,017**	1,028	1,056	1,130	1,129
Less: Merger-related expense	**—**	—	—	575	169
Noninterest expense (numerator)	**$ 22,203**	$ 22,097	$ 22,559	$ 21,748	$ 21,063
Net interest income	**$ 34,775**	$ 34,002	$ 32,515	$ 32,851	$ 32,137
Plus: Total noninterest income	**9,032**	8,818	8,274	4,332	8,411
Less: Gain on assets held for sale	**—**	—	177	—	—
Less: Gain on life insurance proceeds	**687**	—	174	—	—
Less: Net gains (losses) on sales or calls of securities	**—**	—	49	(3,557)	—
Less: Net (losses) gains on equity securities	**(35)**	(4)	(7)	4	9
Total revenue (denominator)	**$ 43,155**	$ 42,824	$ 40,396	$ 40,736	$ 40,539
Efficiency ratio	**51.45 %**	51.60 %	55.84 %	53.39 %	51.96 %